Exhibit 12.1

                 Intervest Mortgage Corporation and Subsidiaries
               Computation of Ratios of Earnings to Fixed Charges

                                                                          For the Nine months Ended September 30, 2003
                                                                          --------------------------------------------

($ in thousands)
----------------------------------------------------------------------------------------------------------------------
Earnings before income taxes                                                                    $2,346
Fixed charges (1)                                                                                5,234
----------------------------------------------------------------------------------------------------------------------
Earnings before income taxes and fixed charges                                                  $7,580
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Earnings to fixed charges ratio                                                                  1.4 x
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                                                                          For the Nine months Ended September 30, 2002
                                                                          --------------------------------------------

($ in thousands)
----------------------------------------------------------------------------------------------------------------------
Earnings before income taxes                                                                    $2,234
Fixed charges (1)                                                                                4,593
----------------------------------------------------------------------------------------------------------------------
Earnings before income taxes and fixed charges                                                  $6,827
----------------------------------------------------------------------------------------------------------------------
Earnings to fixed charges ratio                                                                  1.5 x
----------------------------------------------------------------------------------------------------------------------

                                                                                  For the Year Ended December 31, 2002
                                                                                  ------------------------------------
($ in thousands)
----------------------------------------------------------------------------------------------------------------------
Earnings before income taxes                                                                    $2,773
Fixed charges (1)                                                                                6,288
----------------------------------------------------------------------------------------------------------------------
Earnings before income taxes and fixed charges                                                  $9,061
----------------------------------------------------------------------------------------------------------------------
Earnings to fixed charges ratio                                                                   1.4x
----------------------------------------------------------------------------------------------------------------------

                                                                                  For the Year Ended December 31, 2001
                                                                                  ------------------------------------
($ in thousands)
----------------------------------------------------------------------------------------------------------------------
Earnings before income taxes, less effect of extraordinary item, net                            $1,073
Fixed charges (1)                                                                                6,511
----------------------------------------------------------------------------------------------------------------------
Earnings before income taxes and fixed charges                                                  $7,584
----------------------------------------------------------------------------------------------------------------------
Earnings to fixed charges ratio                                                                   1.2x
----------------------------------------------------------------------------------------------------------------------

                                                                                  For the Year Ended December 31, 2000
                                                                                  ------------------------------------
($ in thousands)
----------------------------------------------------------------------------------------------------------------------
Earnings before income taxes                                                                      $623
Fixed charges (1)                                                                                7,636
----------------------------------------------------------------------------------------------------------------------
Earnings before income taxes and fixed charges                                                  $8,259
----------------------------------------------------------------------------------------------------------------------
Earnings to fixed charges ratio                                                                  1.1 x
----------------------------------------------------------------------------------------------------------------------

                                                                                  For the Year Ended December 31, 1999
                                                                                  ------------------------------------
($ in thousands)
----------------------------------------------------------------------------------------------------------------------
Earnings before income taxes                                                                    $1,052
Fixed charges (1)                                                                                9,049
----------------------------------------------------------------------------------------------------------------------
Earnings before income taxes and fixed charges                                                 $10,101
----------------------------------------------------------------------------------------------------------------------
Earnings to fixed charges ratio                                                                  1.1 x
----------------------------------------------------------------------------------------------------------------------

                                                                                  For the Year Ended December 31, 1998
                                                                                  ------------------------------------
($ in thousands)
----------------------------------------------------------------------------------------------------------------------
Earnings before income taxes                                                                   $ 1,748
Fixed charges (1)                                                                                9,401
----------------------------------------------------------------------------------------------------------------------
Earnings before income taxes and fixed charges                                                 $11,149
----------------------------------------------------------------------------------------------------------------------
Earnings to fixed charges ratio                                                                  1.2 x
----------------------------------------------------------------------------------------------------------------------

(1)  Fixed  charges  represent   interest  on  debentures  and  amortization  of
     debenture offering costs.